UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

(Exact name of registrant as specified in charter)

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Address of principal executive offices)

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-833-0018

Date of fiscal year end: February 28, 2025

Date of reporting period: August 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

JAPAN

Smaller Capitalization Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2024

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 28, 2024

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the ‘‘Fund’’) for the six months ended August 31, 2024.

The net asset value (‘‘NAV’’) per share of the Fund increased by 5.0% and the closing market price of the Fund (on the New York Stock Exchange) increased by 2.7% for the six months ended August 31, 2024. The closing market price of the Fund on August 31, 2024 was $8.03, representing a discount of 19.5% to the NAV of $9.97. The net assets of the Fund totaled $282,390,966 on August 31, 2024.

The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (‘‘Benchmark’’), increased by 5.8% in United States (‘‘U.S.’’) dollar terms. During the six months ended August 31, 2024, the Fund underperformed the Benchmark by 0.8% on a NAV basis. The Tokyo Price Index (the ‘‘TOPIX’’), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, increased by 4.2% and the Nikkei Stock Average Index (‘‘Nikkei’’), a price-weighted index of the 225 leading stocks on the TSE, increased by 1.4% in U.S. dollar terms for the six months ended August 31, 2024. The Japanese yen (‘‘Yen’’) appreciated by 2.7% against the U.S. dollar during the six months ended August 31, 2024.

For the quarter ended August 31, 2024, the Benchmark increased by 7.8%, the TOPIX increased by 5.4%, and the Nikkei increased by 8.2% in U.S. dollar terms. The NAV of the Fund increased by 5.0% and underperformed the Benchmark by 2.8%. The closing market price of the Fund increased by 3.0% and the Yen appreciated by 7.2% against the U.S. dollar during the quarter ended August 31, 2024.

Investment Strategy

The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund’s Investment Adviser performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund seeks to focus on companies that are leaders in certain niche markets, with large or expanding market shares, and that offer idiosyncratic business growth prospects.

Performance

In terms of sector allocation during the six months ended August 31, 2024, an overweight position in the Electricity & Gas sector and an underweight position in the Machinery sector generated the largest contributions to performance, although sector returns were eroded by an underweight position in the Nonferrous Metals sector and an overweight position in the Transportation Equipment sector.

At the stock selection level, large contributors to performance included Shikoku Electric Power Co., Inc. in the Electric Power & Gas sector, Sakata Inx Corp. in the Chemicals sector, and SBI Sumishin Net Bank, Ltd. in the Banks sector. Conversely, large detractors included Macnica Holdings, Inc. in the Wholesale Trade sector, Tryt Inc. in the Services sector, and Kyoei Steel Ltd. in the Iron & Steel sector.

1

Market Review

The Benchmark increased by 3.10% and outperformed relative to the TOPIX, which appreciated by 1.50% in local currency terms over the six-month review period ended August 31, 2024 on a total return basis. The performance of the Japanese stock market has been highly variable over the past two quarters. While there were notable positive factors that indicated resilience and potential for recovery, the market has also faced significant challenges, including the cooling of market excitement in some key industry sectors, rising yields, and higher volatility. This has created a complex landscape for investors.

The Japanese equity market continued its upward trend in March 2024. However, excitement around semiconductor stocks, particularly those for AI development, faded mid-month, leading to a temporary correction. Rising long-term U.S. Treasury yields due to persistent inflation also weighed on high-valuation stocks, dampening hopes for aggressive interest rate cuts. Despite these challenges, global equity markets remained resilient, and the Japanese market recovered quickly.

In April, the Japanese equity market saw a slight correction after a significant rally in the first three months of the year. Many global markets faced intense selling pressure from persistent inflation data, which dashed hopes for an early rate cut from the Federal Reserve. The 10-year U.S. government bond yield surged to a five-month high of 4.7%, undermining equity valuations. Statistics indicated a gradual softening of U.S. economic activity, raising concerns about stagflation due to slowing momentum, stubborn inflation, and rising labor costs. Prices of key commodities like oil and base metals further compounded these fears.

Lacking fresh catalysts, the Japanese equity market was largely directionless in May but closed 1.16% higher after a 0.91% decline in April. During the earnings season for the fiscal year ending March 2024, investors focused on results and management guidance. Earnings proved resilient, with growth rates in the mid-teens, but the usual conservative guidance suggested potential declines in the mid-single-digits, providing little cheer to investor sentiment. However, there were signs of positive changes in management attitudes toward enhancing shareholder value, with record-high share buybacks and an unprecedented pace of announcements.

In June, the market edged 1.45% higher, although conditions remained weak, and the index was under water for most of the month. A last-minute rally lifted it into positive territory. Without fresh catalysts, investor enthusiasm softened, and international fund flows turned into net outflows for five consecutive weeks. Management guidance for the fiscal year to March 2025 expected a mid-single-digit decline in corporate earnings, dampening sentiment among investors hoping for continued positive momentum.

In July, the market declined by 0.54% after a 1.45% gain the previous month. Monthly returns masked increased intra-month volatility, with the market advancing nearly 5% before dropping to -4%, resulting in a drawdown of almost 9%. Global equity markets worsened after the third week, coinciding with a decline in the performance of the "Magnificent Seven" tech stocks and a rally in small-cap stocks. The abrupt rotation from leaders to laggards appeared linked to U.S. sanctions on semiconductor exports to China, a failed assassination attempt on Donald Trump, and political drama surrounding President Biden's withdrawal from the election campaign.

2

While August performance data suggested an uneventful month, with the Japanese market declining by 2.90% as the Yen appreciated by 2.5%, this masked unprecedented intra-month volatility. Japan’s stock market suffered a brutal 20% correction in the first three days, with losses deepening daily. This rapid sell-off was not solely due to fundamental changes; signs of weakness in the U.S. job market and other indicators of a softening economy contributed to an excessive market reaction. The unwinding of speculative positions likely added to the volatility, as many investors combined short Yen positions with long Japanese equities. The Yen's continuous depreciation offset the impressive rally for international investors, leading many to adopt a “short Yen, long equity” strategy, which unsettled them further.

Outlook and Future Strategy

It remains highly uncertain whether the global economy can realize a soft landing, but if the economy shows signs of a slowdown in the coming months, the Federal Reserve has indicated its willingness to lower interest rates. A rate cut would reduce borrowing costs, potentially helping to mitigate the pace of any economic slowdown.

We uphold our view that Japan’s economy is on the cusp of a structural recovery, driven by wage and price increases. As such, Japan’s trajectory is tied less directly to the fate of the Western economies. Amid a deepening labor shortage, Japanese companies are likely to offer sustained wage growth to secure the necessary workforce. While the stronger Yen should contribute to the lowering of import prices, we believe the driving force behind inflation in Japan is shifting from higher goods prices to rising domestic service costs.

Equity market valuations have quickly adjusted following the steep sell-off in early August, with the current price-to-earnings ratio (PER) for the TOPIX index around 14, which is in line with its historical range. Although we anticipate higher market volatility to continue in the near term, we remain cautiously optimistic. Firstly, corporate earnings forecasts remain robust. Many export-oriented manufacturers had conservatively set their forecasts at an exchange rate of around 145 Yen to the dollar at the beginning of their fiscal year in April, projecting flat to slightly increased profits.

Therefore, despite the Yen’s recent surge, we can expect these companies to meet or even exceed their initial projections. Secondly, ongoing improvements in corporate governance are bringing Japan's undervalued equities back into the spotlight as attractive targets for foreign acquisitions. While the outcome of the recent takeover proposal for a major Japanese convenience store chain remains uncertain, the unwinding of cross-shareholdings and the abolition of takeover defense measures, which previously hampered foreign acquisitions, are progressing rapidly among major established Japanese corporations.

The year-to-date underperformance of small-cap stocks can be attributed to several factors. The main obstacle has been the long established weak Yen trend, which has favored large export-oriented companies. At the same time, a sluggish domestic economy, where real household income growth has remained negative, is creating headwinds for small-cap stocks with a high ratio of domestic sales. Following the Bank of Japan's decision to raise interest rates at the end of July, coupled with a willingness to consider further hikes depending on economic conditions, we have witnessed a shift in foreign exchange trends this month. This could in turn lead to increased investor interest in small-cap stocks. Furthermore, there are emerging signs that wage growth is beginning to outpace inflation in certain months, offering a more optimistic outlook for domestic consumption. Among the domestic growth stocks that have significantly underperformed, we believe we have identified stocks that are undervalued relative to their growth potential, and we intend to pursue investments in these opportunities.

3

On the other hand, there are ongoing efforts to improve the capital efficiency of Japanese companies, prompted by requests from the Tokyo Stock Exchange. One example of progress has been the pace of share buybacks this year, which reached a record high of 8.9 trillion Yen for the period from January to August. While there may be continued market volatility due to speculation around monetary policies in Japan and the U.S., as well as uncertainty regarding the U.S. economic outlook, stock prices of companies that are enhancing shareholder returns through measures such as share buybacks are expected to remain stable. Therefore, we will continue to invest in undervalued stocks that are committed to improving capital efficiency.

We will continue our efforts to add companies that are undervalued relative to their growth prospects through bottom-up analysis of corporate fundamentals. We will select stocks from a wide range of industries, particularly companies that have not received much attention from the market despite their outstanding business strategies, companies where management has shown signs of positive change due to internal reforms, and companies where capital efficiency is expected to improve due to changes in their attitude toward shareholder returns.

The Fund appreciates your continuing support.

Sincerely,

Yuichi Nomoto
President
4

JAPAN SMALLER CAPITALIZATION FUND, INC.

PERFORMANCE (Unaudited)

ANNUALIZED RETURNS AS OF AUGUST 31, 2024(a)

	6 Months	1 Year	5 Year	10 Year
Net Asset Value(b)	5.0%	15.9%	5.4%	6.8%
Market Price(b)	2.7%	12.5%	4.4%	5.8%
Russell/Nomura Small Cap™ Index	5.8%	13.5%	4.8%	5.5%

(a)	Returns of less than one year are not annualized.

(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

Performance of a $10,000 Investment (as of August 31, 2024)

The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

5

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

6

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (‘‘SEC’’) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF

INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2023, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.

The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

7

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2024 (Unaudited)

KEY STATISTICS

Net Assets	$ 282,390,966
Net Asset Value per Share	$9.97
Market Price	$8.03
Percentage Change in Net Asset Value per Share(a)	5.0%
Percentage Change in Market Price(a)	2.7%

MARKET INDICES

Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	3.1%	5.8%
Tokyo Price Index	1.5%	4.2%
Nikkei Stock Average Index	(1.3%)	1.4%

(a)	From March 1, 2024 through August 31, 2024.

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Chemicals	13.2	Other Products	3.8
Wholesale Trade	12.7	Machinery	3.5
Retail Trade	9.4	Financing Business	2.7
Construction	7.9	Iron and Steel	2.1
Banks	7.7	Food	1.9
Services	6.8	Glass and Ceramics Products	1.9
Transportation Equipment	6.8	Precision Instruments	1.5
Electric Appliances	6.6	Metal Products	1.3
Information and Communication	4.0	Textile and Apparel	1.1
Utilities	3.9	Pharmaceutical	0.5

TEN LARGEST HOLDINGS

Security	% of Net Assets
Sakata Inx Corporation	5.1
Shikoku Electric Power Company	3.9
Meiko Electronics Co., Ltd.	2.6
EXEO Group, Inc.	2.6
Yondenko Corporation	2.5
Create SD Holdings Co., Ltd.	2.4
Ryoden Corporation	2.3
Adeka Corporation	2.2
Nishio Holdings Co., Ltd.	2.2
Macnica Holdings, Inc.	2.1
8

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2024

(Unaudited)

	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 7.7%
Daishi Hokuetsu Financial Group, Inc.	146,400	$ 5,306,856
North Pacific Bank, Ltd.	843,000	2,483,914
Rakuten Bank, Ltd.(a)	62,100	1,414,893
SBI Sumishin Net Bank, Ltd.	244,800	5,208,511
The Keiyo Bank, Ltd.	647,800	3,475,708
The Musashino Bank, Ltd.	196,500	3,916,939
		21,806,821

Chemicals — 13.2%
Adeka Corporation	305,600	6,324,131
Daicel Corporation	398,500	3,562,156
Fujikura Kasei Co., Ltd.	379,400	1,312,893
Nichireki Co., Ltd.	56,600	978,142
Nippon Soda Co., Ltd.	110,200	3,828,513
Osaka Soda Co., Ltd.	9,100	581,163
Riken Technos Corporation	245,600	1,725,014
Sakai Chemical Industry Co., Ltd.	157,900	2,851,040
Sakata Inx Corporation	1,255,200	14,518,639
Soken Chemical & Engineering Co., Ltd.	70,100	1,529,917
		37,211,608
Construction — 7.9%
Dai-Dan Co., Ltd.	102,500	2,128,174
EXEO Group, Inc.	671,100	7,201,443
MIRAIT ONE Corporation	362,900	5,266,880
The Nippon Road Co., Ltd.	52,300	588,458
Yondenko Corporation	270,000	7,113,784
		22,298,739

See notes to financial statements
9

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2024

(Unaudited)

	Shares	Fair Value
Electric Appliances — 6.6%
Daihen Corporation	38,700	$ 1,750,231
Horiba, Ltd.	38,700	2,572,310
Idec Corporation	131,700	2,422,193
I-PEX Inc.	72,400	864,226
Koa Corporation	178,700	1,534,321
Meiko Electronics Co., Ltd.	176,700	7,410,176
Nippon Avionics Co., Ltd.	8,400	711,440
Shibaura Mechatronics Corporation	9,800	576,174
Shindengen Electric Manufacturing Co., Ltd.	46,800	812,310
		18,653,381

Financing Business — 2.7%
Credit Saison Co., Ltd.	25,200	556,892
Mizuho Leasing Company, Limited	580,000	4,018,090
Ricoh Leasing Company, Ltd.	89,500	3,133,895
		7,708,877

Food — 1.9%
Nichirei Corporation	9,300	278,869
Nippn Corporation	53,000	825,135
S Foods, Inc.	235,100	4,322,289
		5,426,293

Glass and Ceramics Products — 1.9%
Asia Pile Holdings Corporation	459,700	2,743,678
Nichiha Corporation	69,800	1,662,076
Noritake Co., Limited	30,400	826,998
		5,232,752

See notes to financial statements
10

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2024

(Unaudited)

	Shares	Fair Value
Information and Communication — 4.0%
Future Corporation	467,300	$ 5,670,938
GMO Internet Group, Inc.	155,000	2,672,816
Plus Alpha Consulting Co., Ltd.	160,600	2,073,323
Vision Inc.	83,500	751,835
		11,168,912

Iron and Steel — 2.1%
Kyoei Steel Ltd.	260,500	3,148,813
Nichia Steel Works, Ltd.	1,353,100	2,827,940
		5,976,753
Machinery — 3.5%
Miura Co., Ltd.	215,100	4,875,807
Shibaura Machine Co., Ltd.	68,200	1,726,789
Sodick Co., Ltd.	27,300	145,166
TPR Co., Ltd.	202,400	3,231,521
		9,979,283

Metal Products — 1.3%
Maruzen Co., Ltd.	91,700	1,919,646
Mitsui Mining and Smelting Co., Ltd.	54,700	1,755,677
		3,675,323

Other Products — 3.8%
Komatsu Wall Industry Co., Ltd.	102,100	2,158,348
Nishikawa Rubber Co., Ltd.	202,100	2,537,069
Pigeon Corporation	78,100	844,230
The Pack Corporation	176,000	4,582,862
Yonex Co., Ltd.	46,000	604,256
		10,726,765

See notes to financial statements
11

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2024

(Unaudited)

	Shares	Fair Value
Pharmaceutical — 0.5%
Tsumura & Co.	50,800	$ 1,401,799
		1,401,799
Precision Instruments — 1.5%
Nakanishi Inc.	205,800	3,663,744
Seiko Group Corporation	18,600	507,904
		4,171,648

Retail Trade — 9.4%
ASKUL Corporation	236,800	3,439,997
Create SD Holdings Co., Ltd.	307,300	6,854,158
Geo Holdings Co., Inc.	367,200	4,061,129
JM Holdings Co., Ltd.	241,400	4,970,754
Komehyo Holdings Co., Ltd.	58,900	1,707,246
Takashimaya Co., Ltd.	717,600	5,485,201
		26,518,485

Services — 6.8%
Integrated Design & Engineering Holdings Co., Ltd.	79,100	2,181,639
Nishio Holdings Co., Ltd.	211,700	6,114,472
Relo Group, Inc.	323,600	4,241,935
Step Co., Ltd.	200,000	2,742,317
TRYT Inc.(a)	1,263,500	3,939,374
		19,219,737

Textiles and Apparel — 1.1%
Sanyo Shokai Ltd.	189,700	3,178,240
		3,178,240

See notes to financial statements
12

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2024

(Unaudited)

	Shares	Fair Value
Transportation Equipment — 6.8%
Hi-Lex Corporation	352,800	$ 3,454,628
Kyokuto Kaihatsu Kogyo Co., Ltd.	222,900	4,107,158
Morita Holdings Corporation	361,900	4,610,081
Nichirin Co., Ltd.	83,200	1,998,260
Nippon Seiki Co., Ltd.	416,200	3,567,795
NOK Corporation	87,500	1,431,202
		19,169,124

Utilities — 3.9%
Shikoku Electric Power Company	1,224,900	11,037,404
		11,037,404

Wholesale Trade — 12.7%
Central Automotive Products, Ltd.	100,300	3,546,428
Daiwabo Holdings Co., Ltd.	154,000	2,907,781
Kanaden Corporation	472,900	4,795,916
Macnica Holdings, Inc.	144,900	5,864,113
Restar Corp	213,300	4,200,666
Ryoden Corporation	372,900	6,607,869
Sangetsu Corporation	232,600	4,625,383
Sugimoto & Co., Ltd.	49,300	1,012,789
Tachibana Eletech Co., Ltd.	123,300	2,293,895
		35,854,840

TOTAL INVESTMENTS — 99.3% (cost $252,156,495)		$ 280,416,784
TOTAL FOREIGN CURRENCY — 0.7% (cost $1,844,064)(b)		$ 1,837,030
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 100.0% (cost $254,000,559)		$ 282,253,814
TOTAL OTHER ASSETS AND LIABILITTIES — 0.0%		$ 137,152
TOTAL NET ASSETS — 100.0%		$ 282,390,966

(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.

See notes to financial statements

13

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2024
(Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost—$252,156,495)	$280,416,784
Foreign currency, at fair value (cost —$1,844,064)	1,837,030
Receivable for investments sold	1,806,076
Receivable for dividends	675,736
Cash	111,689
Prepaid expenses	86,906
Total Assets	284,934,221

LIABILITIES:
Payable for investments purchased	2,032,890
Accrued management fee	203,345
Accrued legal fees	127,076
Accrued directors’ fees and expenses	9,408
Other accrued expenses	170,536
Total Liabilities	2,543,255

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(6,497,640)
Net Assets	$282,390,966
Net asset value per share	$9.97

See notes to financial statements
14

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2024
(Unaudited)

INCOME:
Dividend income (net of $407,632 withholding taxes)	$3,690,345
Interest income	4,481
Total Income	$3,694,826

EXPENSES:
Management fee	1,207,274
Custodian fee	124,472
Legal fees	150,714
Directors’ fees and expenses	125,350
Other expenses	173,429
Total Expenses	1,781,239
INVESTMENT INCOME — NET	1,913,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	6,254,328
Net realized loss on foreign currency transactions	(89,422)
Net realized gain on investments and foreign currency transactions	6,164,906
Net change in unrealized depreciation on investments	(8,815,863)
Net change in unrealized appreciation on foreign currency transactions and translation	13,945,487
Net realized and unrealized gain on investments and foreign currency transactions and translation	11,294,530
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,208,117

See notes to financial statements
15

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the
	Months Ended	Year Ended
	August 31, 2024	February 29,
	(Unaudited)	2024
FROM OPERATIONS:
Net investment income	$1,913,587	$3,115,780
Net realized gain (loss) on investments	6,254,328	(18,210,914)
Net realized loss on foreign currency transactions	(89,422)	(265,014)
Net change in unrealized appreciation on investments	(8,815,863)	55,928,664
Net change in unrealized appreciation on foreign currency transactions and translation	13,945,487	6,186,278
Net increase in net assets resulting from operations	13,208,117	46,754,794

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	–	(7,522,649)
Decrease in net assets derived from distributions to shareholders	–	(7,522,649)

NET ASSETS:
Beginning of period	269,182,849	229,950,704
End of period	$282,390,966	$269,182,849

See notes to financial statements
16

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.

The accompanying financial statements have been prepared in accordance with United States (‘‘U.S.’’) generally accepted accounting principles (‘‘GAAP’’) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)  Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)  Foreign Currency Transactions — Transactions denominated in Japanese yen (‘‘Yen’’) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2024. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2024. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

17

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

(c)  Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these ‘‘book/tax’’ differences are permanent in nature (i.e., that they result from other than timing of recognition — ‘‘temporary’’), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 29, 2024 and the semi-annual period ended August 31, 2024, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)  Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17— Limitation on Benefits Article. There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(e)  Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

18

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

(f)  Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(g)  Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (‘‘NAM-U.S.A.’’ or the ‘‘Manager’’) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (‘‘NAM’’ or the ‘‘Investment Adviser’’), as Investment Adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund’s average weekly net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $1,207,274 for the six months ended August 31, 2024. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $550,399 from the Manager, not the Fund, for the six months ended August 31, 2024. At August 31, 2024, the management fee payable to the Manager by the Fund was $203,345.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2024. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,300 per in-person or virtually held meeting attended, $2,200 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $10,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $5,000. The Chairman of the Nominating Committee, presently Marcia L. MacHarg, is paid an additional annual fee of $2,500. The Chairman of the Governance and Compliance Committee, presently Paige P. Ouimet, is paid an additional annual fee of $2,500. Such fees and expenses for unaffiliated Directors aggregated $125,350 for the six months ended August 31, 2024.

19

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2024 were $66,002,429 and $62,554,070, respectively.

4.	Federal Income Tax

As of February 29, 2024, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $14,705,008, of which $58,054,443 related to appreciated securities and $43,349,435 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,836,354 at February 29, 2024 for federal income tax purposes was $250,939,219.

At February 29, 2024, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $14,685,829, undistributed ordinary income of $4,250,211, and a capital loss carryforward of $38,641,620. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

At February 29, 2024, for federal tax purposes, the Fund has a long-term capital loss carryforward of $38,641,620 available to offset future capital gains.

The Fund paid an ordinary income distribution of $7,522,649, which represents $0.2655 per share, to shareholders of record as of December 19, 2023. The distribution was paid on December 27, 2023.

The Fund paid an ordinary income distribution of $1,306,192, which represents $0.0461 per share, to shareholders of record as of December 20, 2022. The distribution was paid on December 28, 2022.

5.	Fair Value Measurements

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
20

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At August 31, 2024, all of the Fund’s investments were determined to be Level 1 securities.

During the six months ended August 31, 2024, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.	Subsequent Events

The Fund has evaluated subsequent events through October 28, 2024, the date as of which the financial statements were available to be issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

21

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:

	For the Six Months Ended	For the Year Ended
	August 31, 2024	February 29		February 28		February 29
	(Unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period:	$9.50	$8.12	$8.99	$10.23	$8.85	$10.17
Investment Operations:
Net investment income(1)	0.07	0.11	0.10	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	1.54	(0.92)	(0.74)	1.63	(0.69)
Total from investment operations	0.47	1.65	(0.82)	(0.63)	1.73	(0.58)
Less Distributions:
Distributions from ordinary income	—	(0.27)	(0.05)	(0.21)	(0.13)	(0.27)
Distributions from capital gains	—	—	—	(0.40)	(0.22)	(0.47)
Total from distributions	—	(0.27)	(0.50)	(0.61)	(0.35)	(0.74)
Net asset value, end of period	$9.97	$9.50	$8.12	$8.99	$10.23	$8.85
Market price, end of period	$8.03	$7.82	$6.77	$7.63	$8.99	$8.03
Total investment return(2)	2.7%	19.6%	(10.6% )	(8.6% )	16.3%	(2.6% )
Ratio/Supplemental Data:
Net assets, end of period (000)	$282,391	$269,183	$229,951	$254,647	$289,762	$250,887
Ratio of expenses to average net assets	1.30% (3)	1.28%	1.47%	1.20%	1.23%	1.21%
Ratio of net income to average net assets	1.39% (3)	1.25%	1.29%	1.07%	0.99%	1.09%
Portfolio turnover rate	23%	53%	46%	27%	38%	30%

(1)	Based on average shares outstanding.
(2)	Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
(3)	Annualized.

See notes to financial statements

22

BOARD OF DIRECTORS

Rodney A. Buck

David B. Chemidlin

Marcia L. MacHarg

Yuichi Nomoto

Paige P. Ouimet

OFFICERS

Yuichi Nomoto, President

Shinichi Masuda, Vice President

Michael Morrongiello, Vice President

Maria R. Premole, Vice President

Neil A. Daniele, Secretary and Chief Compliance Officer

Thomas Perugini, Treasurer from May 2024

Amy J. Robles, Treasurer to May 2024

Yi She, Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza

309 West 49th Street

New York, New York 10019-7316

INTERNET ADDRESS

http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof

INVESTMENT ADVISER

Nomura Asset Management Co., Ltd.

2-2-1, Toyosu, Koto-ku,

Tokyo 135-0061, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

CUSTODIAN AND FUND ADMINISTRATOR

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110-1548

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, New York 10001

JAPAN SMALLER CAPITALIZATION FUND, INC.

WORLDWIDE PLAZA

309 WEST 49TH STREET

NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Item 2. Code of Ethics.

Not Applicable. This item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not Applicable. This item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not Applicable. This item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not Applicable. This item is only required in an annual report on Form N-CSR.

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Not Applicable. This item is only required in an annual report on Form N-CSR.

(a)(2)

Not Applicable. This item is only required in an annual report on Form N-CSR.

(a)(3)

Not Applicable. This item is only required in an annual report on Form N-CSR.

(a)(4)

Not Applicable. This item is only required in an annual report on Form N-CSR.

(b)

There has been no change to any of the Registrant’s Portfolio Managers since last reported in the Registrant’s annual report as of February 28, 2024 on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days ofthe filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s period covered by this report, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable. This item is only required in an annual report on Form N-CSR.

(a)(2)	Not Applicable. This item is only required in an annual report on Form N-CSR.

(a)(3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.

(b)          Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: October 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: October 28, 2024

By:	/s/ Thomas Perugini
Thomas Perugini
Principal Financial Officer

Date: October 28, 2024